UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2014

Date of reporting period :	January 1, 2014 — December 31, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|14

Annual report

Putnam VT Research Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

The falling price of oil has captured headlines in recent months and is having a sustained effect on markets and economies worldwide. Cheaper oil allows many consumers and businesses to shift spending to other priorities. At the same time, the decline reflects greater pessimism about global growth, and it is having a negative impact on the energy sector — not just in the United States, but wherever energy is a key export.

This change in the investing environment has contributed to an increase in market volatility. Although the U.S. economy continues to grow, economic challenges in Europe, China, and Japan are causing uncertainty.

Compared with recent years, we may see more tempered returns from equity and fixed-income markets. While a number of positive trends continue, including an improving housing market and a brighter employment situation, investors should also be alert to a possible increase in short-term interest rates that is widely expected to occur in 2015. History suggests that rising rates could generate headwinds for markets.

In all types of market conditions, Putnam offers a wide range of flexible strategies. Our experienced investment teams employ new ways of thinking about building portfolios for both the opportunities and risks in today’s markets. In this dynamic environment, it may be an opportune time for you to meet with your financial advisor to ensure that your portfolio is properly aligned with your goals and tolerance for risk.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/14)

Investment objective

Capital appreciation

Net asset value December 31, 2014
Class IA: $20.76	Class IB: $20.71

Total return at net asset value

(as of 12/31/14)†	Class IA shares*	Class IB shares*	S&P 500 Index

1 year	15.17%	14.86%	13.69%

5 years	109.22	106.53	105.14
Annualized	15.91	15.61	15.45

10 years	103.83	98.71	109.47
Annualized	7.38	7.11	7.67

Life	162.17	152.31	173.78
Annualized	6.11	5.86	6.39

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 30, 1998.

† Recent performance may have benefited from one or more legal settlements.

The S&P 500 Index is an unmanaged index of common stock performance.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Research Fund 1

Report from your fund’s managers

How would you describe the U.S. stock market and economic environment in 2014?

Despite some pronounced gyrations in performance late in the year, markets enjoyed a fairly positive economic backdrop in 2014. U.S. growth maintained its momentum from the first half of 2014, and the economy and markets continued to benefit from low interest rates and inflation. By the closing week of the year, broad measures of U.S. stock performance registered double-digit gains for all of 2014, with the fourth quarter alone seeing about a 5% rise in the S&P 500 Index. Putnam VT Research Fund more or less tracked this quarterly performance — and outperformed its benchmark, the S&P 500 Index, for the year — having made solid gains across a variety of areas, including health-care, technology, and consumer staples-related stocks.

How strong was corporate earnings growth during the year?

The harsh winter of 2013–2014 in the United States slowed earnings in many industries during the first calendar quarter, but we saw earnings rise by approximately 11% in the second quarter. Earnings more or less maintained this pace in the third quarter, growing at a rate of about 10%, which we considered a signal of continued corporate strength.

During the second half of 2014, the price of oil collapsed. What implication does this have for the portfolio?

Oil price weakness has important implications for a variety of energy services-related stocks, as well as for natural resource companies that are positioned at the higher end of the cost curve, in our view. For companies with higher cost structures, in other words, a low and falling oil price can make it less economically feasible to invest in operations. Having said that, a variety of companies that performed poorly through the course of oil’s fall appear to us to have been unfairly punished by the market. Nevertheless, during the period we added to energy-related positions in certain areas, such as North American natural gas-related companies, which we believe may not be fundamentally harmed by a low oil price.

What is your outlook for the U.S. stock market?

We believe the United States is effectively in the second half of its economic upturn. Economic indicators have generally been positive, but it has been harder to find cheaply valued stocks. Also, because the Federal Reserve appears to have stopped adding any further economic stimulus, we believe there is potential for greater market volatility. Moreover, we believe economic weakness overseas is a double-edged sword. Europe and Japan are struggling to stimulate their economies and avoid deflation. We believe this introduces heightened risks to U.S. growth, but it also helps keep interest rates and inflation low around the world, in our opinion, which has the potential to extend the current positive economic trends we are experiencing domestically.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager Aaron M. Cooper, CFA, is Director of Global Equity Research. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your fund’s managers are Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Kathryn B. Lakin; Ferat Ongoren; and Walter D. Scully, CPA.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Research Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expense per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2014, to December 31, 2014. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expense per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios
	Class IA	Class IB

Total annual operating expenses for the
fiscal year ended 12/31/13*	0.82%	1.07%

Annualized expense ratio for the
six-month period ended 12/31/14†	0.81%	1.06%

*Fiscal-yeare xpensei nformationi nt hist ablei st akenf romt hem ostr ecent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expense per $1,000
	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/14		for the 6 months ended 12/31/14

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*†	$4.20	$5.49	$4.13	$5.40

Ending value
(after expenses)	$1,056.00	$1,054.50	$1,021.12	$1,019.86

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/14. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Research Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Research Fund (the “fund”) at December 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2014 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2015

4 Putnam VT Research Fund

The fund’s portfolio 12/31/14

COMMON STOCKS (98.4%)*	Shares	Value

Aerospace and defense (5.6%)
Airbus Group NV (France)	3,982	$197,775

Embraer SA ADR (Brazil)	105	3,870

General Dynamics Corp.	3,056	420,567

Honeywell International, Inc.	3,280	327,738

L-3 Communications Holdings, Inc.	10,215	1,289,235

Northrop Grumman Corp.	1,692	249,384

Raytheon Co.	573	61,981

Rockwell Collins, Inc.	340	28,723

United Technologies Corp.	4,783	550,045

		3,129,318
Airlines (0.7%)
American Airlines Group, Inc.	2,560	137,293

Spirit Airlines, Inc. †	3,032	229,159

		366,452
Auto components (0.1%)
Johnson Controls, Inc.	650	31,421

		31,421
Banks (6.3%)
Bank of America Corp.	20,933	374,491

Citigroup, Inc.	11,906	644,234

Fifth Third Bancorp	13,033	265,547

JPMorgan Chase & Co.	11,542	722,298

KeyCorp	23,538	327,178

Regions Financial Corp.	28,504	301,002

Wells Fargo & Co.	17,277	947,125

		3,581,875
Beverages (1.6%)
Coca-Cola Enterprises, Inc.	4,782	211,460

Dr. Pepper Snapple Group, Inc.	2,911	208,660

Monster Beverage Corp. †	412	44,640

PepsiCo, Inc.	4,560	431,194

		895,954
Biotechnology (3.3%)
Biogen Idec, Inc. †	1,202	408,019

Celgene Corp. †	5,022	561,761

Gilead Sciences, Inc. †	8,765	826,189

Retrophin, Inc. †	4,379	53,599

		1,849,568
Building products (0.7%)
Allegion PLC (Ireland)	863	47,862

Fortune Brands Home & Security, Inc. S	7,039	318,656

		366,518
Capital markets (2.4%)
Ameriprise Financial, Inc.	1,690	223,503

Carlyle Group LP (The)	6,636	182,490

Charles Schwab Corp. (The)	13,936	420,728

Invesco, Ltd.	1,395	55,130

KKR & Co. LP	11,768	273,135

Morgan Stanley	1,020	39,576

State Street Corp.	662	51,967

WisdomTree Investments, Inc. S	5,525	86,604

		1,333,133
Chemicals (3.3%)
Air Products & Chemicals, Inc.	747	107,740

Axalta Coating Systems, Ltd. †	6,760	175,895

Axiall Corp. S	1,251	53,130

CF Industries Holdings, Inc.	420	114,467

Croda International PLC (United Kingdom)	1,432	59,004

COMMON STOCKS (98.4%)* cont.	Shares	Value

Chemicals cont.
Dow Chemical Co. (The)	4,689	$213,865

Huntsman Corp.	3,105	70,732

Monsanto Co.	2,393	285,892

Praxair, Inc.	971	125,803

Sherwin-Williams Co. (The)	1,134	298,287

Symrise AG (Germany)	5,140	311,710

Tronox, Ltd. Class A S	1,102	26,316

		1,842,841
Commercial services and supplies (0.5%)
Rollins, Inc.	2,742	90,760

Tyco International PLC	4,616	202,458

		293,218
Communications equipment (0.3%)
QUALCOMM, Inc.	2,133	158,546

		158,546
Construction materials (0.3%)
CaesarStone Sdot-Yam, Ltd. (Israel) S	1,889	113,000

Martin Marietta Materials, Inc.	187	20,630

Vulcan Materials Co.	299	19,653

		153,283
Consumer finance (1.4%)
American Express Co.	5,363	498,974

Capital One Financial Corp.	3,351	276,625

		775,599
Containers and packaging (0.7%)
MeadWestvaco Corp.	2,779	123,360

Packaging Corp. of America	1,204	93,972

Sealed Air Corp.	2,817	119,525

Smurfit Kappa Group PLC (Ireland)	1,450	32,603

		369,460
Diversified consumer services (0.3%)
Bright Horizons Family Solutions, Inc. †	1,923	90,400

H&R Block, Inc.	1,153	38,833

Weight Watchers International, Inc. † S	1,948	48,388

		177,621
Diversified financial services (1.0%)
Berkshire Hathaway, Inc. Class B †	1,325	198,949

CME Group, Inc.	3,945	349,724

Restaurant Brands International LP (Units) †	12	462

		549,135
Diversified telecommunication services (0.7%)
Verizon Communications, Inc.	8,742	408,951

		408,951
Electric utilities (1.4%)
American Electric Power Co., Inc.	2,729	165,705

Edison International	3,252	212,941

Exelon Corp. S	7,235	268,274

NextEra Energy, Inc.	1,152	122,446

		769,366
Electrical equipment (0.3%)
Eaton Corp PLC	1,307	88,824

Hubbell, Inc. Class B	882	94,224

		183,048
Electronic equipment, instruments, and components (0.2%)
Anixter International, Inc.	773	68,380

Keysight Technologies, Inc. †	1,286	43,428

		111,808
Energy equipment and services (1.2%)
Aker Solutions ASA 144A (Norway) †	20,092	110,711

Baker Hughes, Inc.	4,327	242,615

Halliburton Co.	609	23,952

Schlumberger, Ltd.	3,580	305,768

		683,046

Putnam VT Research Fund 5

COMMON STOCKS (98.4%)* cont.	Shares	Value

Food and staples retail (1.9%)
Costco Wholesale Corp.	2,031	$287,894

CVS Health Corp.	3,847	370,505

Diplomat Pharmacy, Inc. † S	999	27,343

Wal-Mart Stores, Inc. S	2,411	207,057

Walgreens Boots Alliance, Inc.	1,926	146,761

		1,039,560
Food products (1.9%)
Freshpet, Inc. † S	1,079	18,408

Hershey Co. (The)	965	100,292

JM Smucker Co. (The)	568	57,357

Kellogg Co.	1,517	99,272

Keurig Green Mountain, Inc.	1,902	251,815

Kraft Foods Group, Inc.	2,066	129,456

Mead Johnson Nutrition Co.	1,214	122,056

Mondelez International, Inc. Class A	5,625	204,328

Pinnacle Foods, Inc.	1,362	48,079

S&W Seed Co. † S	1,226	4,904

		1,035,967
Health-care equipment and supplies (2.0%)
Abbott Laboratories	2,065	92,966

Baxter International, Inc.	378	27,704

Becton Dickinson and Co.	1,391	193,572

Boston Scientific Corp. †	11,603	153,740

Cooper Cos., Inc. (The)	363	58,839

Covidien PLC	704	72,005

Medtronic, Inc.	4,576	330,387

Tornier NV (Netherlands) †	949	24,200

Zimmer Holdings, Inc.	1,548	175,574

		1,128,987
Health-care providers and services (2.2%)
Aetna, Inc.	692	61,470

AmerisourceBergen Corp.	1,050	94,668

Anthem, Inc.	760	95,509

Cardinal Health, Inc.	2,043	164,931

CIGNA Corp.	2,186	224,961

Express Scripts Holding Co. †	1,385	117,268

HCA Holdings, Inc. †	702	51,520

McKesson Corp.	1,107	229,791

Premier, Inc. Class A †	2,877	96,466

Universal Health Services, Inc. Class B	1,037	115,377

		1,251,961
Health-care technology (0.3%)
Castlight Health, Inc. Class B † S	8,503	99,485

Cerner Corp. †	939	60,716

		160,201
Hotels, restaurants, and leisure (1.8%)
Hilton Worldwide Holdings, Inc. †	5,827	152,026

Penn National Gaming, Inc. † S	7,103	97,524

Restaurant Brands International, Inc.
(Canada) † S	2,064	80,579

Starbucks Corp.	2,145	175,997

Vail Resorts, Inc.	1,249	113,821

Wyndham Worldwide Corp.	1,627	139,532

Wynn Resorts, Ltd.	562	83,603

Yum! Brands, Inc.	1,904	138,706

		981,788
Household durables (0.4%)
PulteGroup, Inc.	5,185	111,270

Whirlpool Corp.	694	134,456

		245,726

COMMON STOCKS (98.4%)* cont.	Shares	Value

Household products (0.3%)
Energizer Holdings, Inc.	1,187	$152,601

		152,601
Independent power and renewable electricity producers (0.8%)
Calpine Corp. †	8,102	179,297

NextEra Energy Partners LP	1,808	61,020

NRG Energy, Inc.	7,646	206,060

		446,377
Industrial conglomerates (0.2%)
General Electric Co.	1,083	27,367

Siemens AG (Germany)	917	103,997

		131,364
Insurance (2.3%)
American International Group, Inc.	7,614	426,460

Assured Guaranty, Ltd.	8,317	216,159

Genworth Financial, Inc. Class A †	16,797	142,775

Hartford Financial Services Group, Inc. (The)	7,119	296,791

Prudential PLC (United Kingdom)	8,557	196,915

		1,279,100
Internet and catalog retail (1.9%)
Amazon.com, Inc. †	1,606	498,422

Ctrip.com International, Ltd. ADR (China) †	2,511	114,251

Groupon, Inc. † S	8,869	73,258

Priceline Group, Inc. (The) †	298	339,783

Zalando SE (Germany) †	1,942	59,670

		1,085,384
Internet software and services (4.5%)
Alibaba Group Holding, Ltd. ADR (China) † S	4,267	443,512

Facebook, Inc. Class A †	8,247	643,431

Google, Inc. Class A †	8	4,245

Google, Inc. Class C †	2,023	1,064,907

Pandora Media, Inc. † S	2,075	36,997

Tencent Holdings, Ltd. (China)	5,150	73,894

Yahoo!, Inc. †	3,859	194,918

Yandex NV Class A (Russia) †	1,307	23,474

		2,485,378
IT Services (2.0%)
CACI International, Inc. Class A †	357	30,766

Computer Sciences Corp.	2,198	138,584

Fidelity National Information Services, Inc.	2,404	149,529

MasterCard, Inc. Class A	3,651	314,570

Visa, Inc. Class A	1,732	454,130

		1,087,579
Leisure products (0.2%)
Brunswick Corp.	1,663	85,245

		85,245
Life sciences tools and services (0.4%)
Agilent Technologies, Inc.	2,848	116,597

Thermo Fisher Scientific, Inc.	694	86,951

		203,548
Machinery (0.4%)
Oshkosh Corp.	1,400	68,110

Pall Corp.	1,442	145,945

		214,055
Media (4.9%)
Charter Communications, Inc. Class A †	1,419	236,434

Comcast Corp. Class A	9,965	578,070

DISH Network Corp. Class A †	3,975	289,738

Liberty Global PLC Ser. C (United Kingdom)	7,402	357,591

Live Nation Entertainment, Inc. †	9,403	245,512

Time Warner Cable, Inc.	1,134	172,436

Time Warner, Inc.	4,210	359,618

Walt Disney Co. (The)	5,392	507,872

		2,747,271

6 Putnam VT Research Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Metals and mining (0.4%)
Alcoa, Inc.	1,921	$30,333

Allegheny Technologies, Inc.	621	21,592

Constellium NV Class A (Netherlands) †	851	13,982

Freeport-McMoRan, Inc. (Indonesia)	3,478	81,246

Hi-Crush Partners LP (Units)	484	15,019

Nucor Corp.	456	22,367

Steel Dynamics, Inc.	1,102	21,753

		206,292
Multi-utilities (0.8%)
Ameren Corp.	1,170	53,972

Dominion Resources, Inc.	10	769

PG&E Corp.	4,152	221,052

Sempra Energy	1,317	146,661

		422,454
Multiline retail (0.6%)
Dollar General Corp. †	2,290	161,903

Macy’s, Inc. S	2,701	177,591

		339,494
Oil, gas, and consumable fuels (5.9%)
Antero Resources Corp. † S	2,688	109,079

Cheniere Energy, Inc. †	1,796	126,438

CONSOL Energy, Inc.	1,176	39,761

Emerge Energy Services LP	321	17,334

EnCana Corp. (Canada)	11,488	159,339

Energen Corp.	3,134	199,824

EOG Resources, Inc.	7,180	661,063

EP Energy Corp. Class A † S	17,135	178,889

Exxon Mobil Corp.	6,669	616,549

Gaztransport Et Technigaz SA (France)	2,717	160,462

Genel Energy PLC (United Kingdom) †	5,855	62,672

MarkWest Energy Partners LP	2,128	142,980

QEP Resources, Inc.	11,848	239,567

Royal Dutch Shell PLC ADR (United Kingdom)	1,986	132,963

Suncor Energy, Inc. (Canada)	10,161	322,917

Total SA ADR (France)	2,800	143,360

		3,313,197
Personal products (1.5%)
Avon Products, Inc. S	10,001	93,909

Coty, Inc. Class A † S	17,646	364,566

Estee Lauder Cos., Inc. (The) Class A	5,061	385,648

		844,123
Pharmaceuticals (6.3%)
AbbVie, Inc.	7,327	479,479

Actavis PLC †	1,872	481,872

Allergan, Inc.	1,343	285,508

AstraZeneca PLC ADR (United Kingdom)	2,533	178,273

Bristol-Myers Squibb Co.	8,454	499,040

Eli Lilly & Co.	4,913	338,948

Johnson & Johnson	2,985	312,141

Merck & Co., Inc.	7,305	414,851

Mylan, Inc. †	4,126	232,583

Pfizer, Inc.	10,969	341,684

		3,564,379
Real estate investment trusts (REITs) (2.6%)
Altisource Residential Corp.	1,322	25,647

American Tower Corp.	3,370	333,125

AvalonBay Communities, Inc.	796	130,058

Boston Properties, Inc.	857	110,287

Equity Lifestyle Properties, Inc.	1,239	63,870

Essex Property Trust, Inc.	278	57,435

COMMON STOCKS (98.4%)* cont.	Shares	Value

Real estate investment trusts (REITs) cont.
Federal Realty Investment Trust	166	$22,154

Gaming and Leisure Properties, Inc.	3,507	102,895

General Growth Properties	3,363	94,601

Paramount Group, Inc. †	273	5,075

Pebblebrook Hotel Trust	582	26,557

Plum Creek Timber Co., Inc. S	790	33,804

Prologis, Inc.	1,023	44,020

Public Storage	371	68,579

Simon Property Group, Inc.	714	130,027

Ventas, Inc.	1,700	121,890

Vornado Realty Trust	737	86,752

		1,456,776
Real estate management and development (0.2%)
RE/MAX Holdings, Inc. Class A	3,787	129,705

		129,705
Road and rail (1.3%)
Canadian Pacific Railway, Ltd. (Canada)	322	62,014

Genesee & Wyoming, Inc. Class A †	1,053	94,686

Union Pacific Corp.	4,931	587,430

		744,130
Semiconductors and semiconductor equipment (3.8%)
Applied Materials, Inc.	12,468	310,703

Avago Technologies, Ltd.	1,716	172,612

Broadcom Corp. Class A	6,294	272,719

Intel Corp.	8,764	318,046

Lam Research Corp.	3,297	261,584

Micron Technology, Inc. †	17,645	617,751

Skyworks Solutions, Inc.	1,907	138,658

		2,092,073
Software (3.5%)
Activision Blizzard, Inc.	1,035	20,855

Adobe Systems, Inc. †	1,442	104,833

Cadence Design Systems, Inc. † S	2,152	40,823

Electronic Arts, Inc. †	1,091	51,293

Microsoft Corp.	21,141	981,999

Oracle Corp.	11,852	532,984

PTC, Inc. †	506	18,545

Red Hat, Inc. †	2,630	181,838

TiVo, Inc. †	2,909	34,443

		1,967,613
Specialty retail (2.7%)
Advance Auto Parts, Inc.	82	13,061

Autonation, Inc. †	198	11,961

AutoZone, Inc. †	77	47,671

Bed Bath & Beyond, Inc. †	2,479	188,825

Best Buy Co., Inc.	299	11,655

Chico’s FAS, Inc.	1,473	23,877

Express, Inc. †	1,446	21,242

Five Below, Inc. † S	4,263	174,058

GameStop Corp. Class A	23	777

Gap, Inc. (The)	3,417	143,890

GNC Holdings, Inc. Class A	562	26,392

Home Depot, Inc. (The)	4,120	432,476

Michaels Cos., Inc. (The) † S	714	17,657

O’Reilly Automotive, Inc. †	256	49,311

Office Depot, Inc. †	3,866	33,151

Staples, Inc.	1,063	19,262

TJX Cos., Inc. (The)	4,250	291,465

		1,506,731

Putnam VT Research Fund 7

COMMON STOCKS (98.4%)* cont.	Shares	Value

Technology hardware, storage, and peripherals (5.3%)
Apple, Inc.	17,273	$1,906,593

EMC Corp.	9,729	289,340

Hewlett-Packard Co.	8,583	344,436

SanDisk Corp.	2,276	223,002

Western Digital Corp.	1,581	175,017

		2,938,388
Textiles, apparel, and luxury goods (1.5%)
Hanesbrands, Inc.	838	93,538

lululemon athletica, Inc. (Canada) † S	556	31,019

Michael Kors Holdings, Ltd. †	2,653	199,240

NIKE, Inc. Class B	3,390	325,949

Tumi Holdings, Inc. †	8,040	190,789

		840,535
Tobacco (0.9%)
Lorillard, Inc.	840	52,870

Philip Morris International, Inc.	5,567	453,432

		506,302
Trading companies and distributors (0.2%)
HD Supply Holdings, Inc. †	2,868	84,577

		84,577
Water utilities (0.2%)
American Water Works Co., Inc.	1,606	85,600

		85,600

Total common stocks (cost $45,878,779)		$54,834,622

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

United Technologies Corp. $3.75 cv. pfd.	850	$52,131

Total convertible preferred stocks (cost $42,500)		$52,131

PURCHASED OPTIONS	Expiration	Contract
OUTSTANDING (—%)*	date/strike price	amount	Value

Energy Select Sector SPDR ETF (Put)	Jan-15/$70.00	$4,394	$894

Vodafone Group PLC ADR (Call)	Jan-15/40.00	2,140	12

Total purchased options outstanding (cost $6,056)			$906

		Principal
SHORT-TERM INVESTMENTS (7.0%)*	amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.20% [d]	Shares	2,947,192	$2,947,192

Putnam Short Term Investment Fund 0.10% L	Shares	865,334	865,334

U.S. Treasury Bills with an effective yield
of 0.05%, January 8, 2015 #		$75,000	74,999

Total short-term investments (cost $3,887,525)			$3,887,525

Total investments (cost $49,814,860)			$58,775,184

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
bp	Basis Points
ETF	Exchange Traded Fund
OTC	Over-the-counter
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2014 through December 31, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $55,730,653.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $54,712 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8 Putnam VT Research Fund

FORWARD CURRENCY CONTRACTS at 12/31/14 (aggregate face value $5,071,423)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Swiss Franc	Buy	3/18/15	$134,760	$139,066	$(4,306)

Citibank, N.A.

	British Pound	Buy	3/18/15	154,524	156,069	(1,545)

	Euro	Sell	3/18/15	1,366,444	1,410,693	44,249

Credit Suisse International

	Canadian Dollar	Sell	1/21/15	134,220	133,913	(307)

	Euro	Buy	3/18/15	180,053	185,900	(5,847)

	Swiss Franc	Sell	3/18/15	105,350	108,707	3,357

Deutsche Bank AG

	British Pound	Buy	3/18/15	162,780	162,245	535

HSBC Bank USA, National Association

	Canadian Dollar	Buy	1/21/15	176,637	183,169	(6,532)

	Euro	Buy	3/18/15	6,175	6,375	(200)

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/18/15	1,236,660	1,245,799	9,139

	Canadian Dollar	Sell	1/21/15	704,654	731,044	26,390

	Euro	Buy	3/18/15	209,477	221,146	(11,669)

	Norwegian Krone	Sell	3/18/15	109,329	117,611	8,282

State Street Bank and Trust Co.

	Euro	Buy	3/18/15	73,862	76,256	(2,394)

WestPac Banking Corp.

	Euro	Sell	3/18/15	188,166	193,430	5,264

Total						$64,416

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/14	contracts	Value	date	(depreciation)

S&P 500 Index E-Mini
(Long)	5	$513,100	Mar-15	$590

Total				$590

WRITTEN OPTIONS
OUTSTANDING at 12/31/14	Expiration	Contract
(premiums $2,803)	date/strike price	amount	Value

Energy Select Sector SPDR ETF (Put)	Jan-15/$68.00	$4,394	$562

Vodafone Group PLC ADR (Call)	Jan-15/45.00	2,140	6

Total			$568

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/14
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by or	appreciation/
Notional amount		received (paid)	date	fund per annum	paid by fund	(depreciation)

Goldman Sachs International
units	156	$—	12/1/15	3 month USD-LIBOR-BBA	Russell 2000 Total	$(38,804)
				minus 50bps	Return Index

JPMorgan Chase Bank N.A.
baskets	1,601	—	7/16/15	(3 month USD-LIBOR-BBA	A basket (JPCMPTMD)	8,128
				plus 30 bp)	of common stocks

Total		$—				$(30,676)

Putnam VT Research Fund 9

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$7,981,546	$59,670	$—

Consumer staples	4,474,507	—	—

Energy	3,662,398	333,845	—

Financials	8,908,408	196,915	—

Health care	8,158,644	—	—

Industrials	5,210,908	301,772	—

Information technology	10,767,491	73,894	—

Materials	2,168,559	403,317	—

Telecommunication services	408,951	—	—

Utilities	1,723,797	—	—

Total common stocks	53,465,209	1,369,413	—

Convertible preferred stocks	—	52,131	—

Purchased options outstanding	—	906	—

Short-term investments	865,334	3,022,191	—

Totals by level	$54,330,543	$4,444,641	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$64,416	$—

Futures contracts	590	—	—

Written options outstanding	—	(568)	—

Total return swap contracts	—	(30,676)	—

Totals by level	$590	$33,172	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Research Fund

Statement of assets and liabilities
12/31/14

Assets

Investment in securities, at value, including $2,865,762 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $46,002,334)	$54,962,658

Affiliated issuers (identified cost $3,812,526) (Notes 1 and 5)	3,812,526

Dividends, interest and other receivables	98,841

Receivable for investments sold	71,936

Unrealized appreciation on forward currency contracts (Note 1)	97,216

Unrealized appreciation on OTC swap contracts (Note 1)	8,128

Total assets	59,051,305

Liabilities

Payable to custodian	12

Payable for investments purchased	62,838

Payable for shares of the fund repurchased	79,958

Payable for compensation of Manager (Note 2)	25,980

Payable for custodian fees (Note 2)	8,971

Payable for investor servicing fees (Note 2)	3,962

Payable for Trustee compensation and expenses (Note 2)	64,707

Payable for administrative services (Note 2)	377

Payable for distribution fees (Note 2)	6,675

Payable for variation margin (Note 1)	6,075

Unrealized depreciation on OTC swap contracts (Note 1)	38,804

Unrealized depreciation on forward currency contracts (Note 1)	32,800

Written options outstanding, at value (premiums $2,803) (Notes 1 and 3)	568

Collateral on securities loaned, at value (Note 1)	2,947,192

Other accrued expenses	41,733

Total liabilities	3,320,652

Net assets	$55,730,653

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$62,280,645

Undistributed net investment income (Note 1)	643,196

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(16,190,077)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,996,889

Total — Representing net assets applicable to capital shares outstanding	$55,730,653

Computation of net asset value Class IA

Net assets	$24,359,027

Number of shares outstanding	1,173,549

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.76

Computation of net asset value Class IB

Net assets	$31,371,626

Number of shares outstanding	1,514,778

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.71

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 11

Statement of operations
Year ended 12/31/14

Investment income

Dividends (net of foreign tax of $9,327)	$1,069,899

Interest (including interest income of $394 from investments in affiliated issuers) (Note 5)	518

Securities lending (Note 1)	13,526

Total investment income	1,083,943

Expenses

Compensation of Manager (Note 2)	307,387

Investor servicing fees (Note 2)	55,869

Custodian fees (Note 2)	37,645

Trustee compensation and expenses (Note 2)	2,217

Distribution fees (Note 2)	79,142

Administrative services (Note 2)	1,407

Auditing and tax fees	33,267

Other	26,536

Total expenses	543,470

Expense reduction (Note 2)	(3,757)

Net expenses	539,713

Net investment income	544,230

Net realized gain on investments (Notes 1 and 3)	10,173,647

Net increase from payments by affiliates (Note 2)	1,600

Net realized loss on swap contracts (Note 1)	(10,212)

Net realized loss on futures contracts (Note 1)	(34,581)

Net realized gain on foreign currency transactions (Note 1)	171,367

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	82,330

Net unrealized depreciation of investments, futures contracts, swap contracts and written options during the year	(3,159,860)

Net gain on investments	7,224,291

Net increase in net assets resulting from operations	$7,768,521

Statement of changes in net assets
	Year ended	Year ended
	12/31/14	12/31/13

Increase (decrease) in net assets

Operations:

Net investment income	$544,230	$522,105

Net realized gain on investments and foreign currency transactions	10,301,821	9,626,183

Net unrealized appreciation (depreciation) of investments and assets and liabilities in foreign currencies	(3,077,530)	5,907,807

Net increase in net assets resulting from operations	7,768,521	16,056,095

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(255,742)	(340,310)

Class IB	(261,979)	(361,090)

Decrease from capital share transactions (Note 4)	(9,829,094)	(10,153,125)

Total increase (decrease) in net assets	(2,578,294)	5,201,570

Net assets:

Beginning of year	58,308,947	53,107,377

End of year (including undistributed net investment income of $643,196 and $459,401, respectively)	$55,730,653	$58,308,947

The accompanying notes are an integral part of these financial statements.

12 Putnam VT Research Fund

Financial highlights (For a common share outstanding throughout the period)
					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/14	$18.22	.21	2.53	2.74	(.20)	(.20)	$20.76	15.17	$24,359.83		1.11	94

12/31/13	13.83	.17	4.43	4.60	(.21)	(.21)	18.22	33.60	25,321.82		1.08	90

12/31/12	11.84	.19	1.97	2.16	(.17)	(.17)	13.83	18.28	23,099.85		1.42	89

12/31/11	12.13	.13	(.29)	(.16)	(.13)	(.13)	11.84	(1.41)	22,578.83		1.10	98

12/31/10	10.53	.10	1.64	1.74	(.14)	(.14)	12.13	16.61	26,891.81		.97	100

Class IB

12/31/14	$18.18	.17	2.51	2.68	(.15)	(.15)	$20.71	14.86	$31,372	1.08	.87	94

12/31/13	13.79	.13	4.43	4.56	(.17)	(.17)	18.18	33.36	32,988	1.07	.83	90

12/31/12	11.81	.15	1.96	2.11	(.13)	(.13)	13.79	17.92	30,009	1.10	1.16	89

12/31/11	12.11	.10	(.30)	(.20)	(.10)	(.10)	11.81	(1.75)	32,108	1.08	.85	98

12/31/10	10.51	.08	1.63	1.71	(.11)	(.11)	12.11	16.38	41,053	1.06	.72	100

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

Putnam VT Research Fund 13

Notes to financial statements 12/31/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2014 through December 31, 2014.

Putnam VT Research Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that Putnam Management believes will cause the stock price to rise and may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and has delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after

14 Putnam VT Research Fund

translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $54,701 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower

Putnam VT Research Fund 15

default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $2,947,192 and the value of securities loaned amounted to $2,865,762.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At December 31, 2014, the fund had a capital loss carryover of $15,996,889 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$4,055,031	N/A	$4,055,031	12/31/16

11,941,858	N/A	11,941,858	12/31/17

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $157,286 to increase undistributed net investment income, $96 to decrease paid-in-capital and $157,190 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,100,200
Unrealized depreciation	(1,332,476)

Net unrealized appreciation	8,767,724
Undistributed ordinary income	677,661
Capital loss carryforward	(15,996,889)

Cost for federal income tax purposes	$50,007,460

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion and
0.475%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at

16 Putnam VT Research Fund

an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $1,600 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$24,210
Class IB	31,659

Total	$55,869

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $3,757 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $32, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$79,142

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$52,236,530	$62,234,973

U.S. government securities (Long-term)	—	—

Total	$52,236,530	$62,234,973

Written option transactions during the reporting period are summarized as follows:

	Written option	Written option
	contract amounts	premiums

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	6,534	2,803

Options exercised	—	—

Options expired	—	—

Options closed	—	—

Written options outstanding at
end of the reporting period	$6,534	$2,803

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/14		Year ended 12/31/13		Year ended 12/31/14		Year ended 12/31/13

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	63,976	$1,233,621	36,847	$563,957	22,684	$454,079	17,616	$267,994

Shares issued in connection with
reinvestment of distributions	13,929	255,742	22,778	340,310	14,277	261,979	24,169	361,090

	77,905	1,489,363	59,625	904,267	36,961	716,058	41,785	629,084

Shares repurchased	(294,358)	(5,594,514)	(340,387)	(5,362,290)	(337,135)	(6,440,001)	(402,174)	(6,324,186)

Net decrease	(216,453)	$(4,105,151)	(280,762)	$(4,458,023)	(300,174)	$(5,723,943)	(360,389)	$(5,695,102)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$18,136	$10,189,290	$9,342,092	$394	$865,334

Total	$18,136	$10,189,290	$9,342,092	$394	$865,334

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Putnam VT Research Fund 17

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$2,500

Written equity option contracts (contract amount) (Note 3)	$2,500

Futures contracts (number of contracts)	1

Forward currency contracts (contract amount)	$5,100,000

OTC total return swap contracts (notional)	$320,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$97,216	Payables	$32,800

Equity contracts	Investments, Receivables,
	Net assets — Unrealized appreciation	9,624*	Payables	39,372

Total		$106,840		$72,172

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$172,848	$—	$172,848

Equity contracts	(5,142)	(34,581)	—	(10,212)	$(49,935)

Total	$(5,142)	$(34,581)	$172,848	$(10,212)	$122,913

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted
for as hedging instruments			Forward currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Foreign exchange contracts	$—	$—	$82,330	$—	$82,330

Equity contracts	(2,915)	590	—	(37,006)	$(39,331)

Total	$(2,915)	$590	$82,330	$(37,006)	$42,999

18 Putnam VT Research Fund

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Putnam VT Research Fund 19

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$8,128	$—	$—	$—	$—	$8,128

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	—	44,249	3,357	535	—	—	43,811	—	—	—	5,264	97,216

Purchased options** #	—	—	—	—	894	—	—	—	—	12	—	906

Total Assets	$—	$44,249	$3,357	$535	$894	$—	$51,939	$—	$—	$12	$5,264	$106,250

Liabilities:

OTC Total return swap contracts*#	$—	$—	$—	$—	$38,804	$—	$—	$—	$—	$—	$—	$38,804

Futures contracts§	—	—	—	—	—	—	—	6,075	—	—	—	6,075

Forward currency contracts#	4,306	1,545	6,154	—	—	6,732	11,669	—	2,394	—	—	32,800

Written options #	—	—	—	—	562	—	—	—	—	6	—	568

Total Liabilities	$4,306	$1,545	$6,154	$—	$39,366	$6,732	$11,669	$6,075	$2,394	$6	$—	$78,247

Total Financial and Derivative Net Assets	$(4,306)	$42,704	$(2,797)	$535	$(38,472)	$(6,732)	$40,270	$(6,075)	$(2,394)	$6	$5,264	$28,003

Total collateral received (pledged)† ##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Net amount	$(4,306)	$42,704	$(2,797)	$535	$(38,472)	$(6,732)	$40,270	$(6,075)	$(2,394)	$6	$5,264

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio.

20 Putnam VT Research Fund	Putnam VT Research Fund 21

Federal tax information (Unaudited)

The fund designated 95.16% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes withheld

Liaquat Ahamed	545,333,593	24,865,496

Ravi Akhoury	545,906,178	24,292,911

Barbara M. Baumann	549,255,821	20,943,268

Jameson A. Baxter	548,878,213	21,320,877

Charles B. Curtis	548,266,326	21,932,764

Robert J. Darretta	548,954,413	21,244,676

Katinka Domotorffy	547,720,210	22,478,879

John A. Hill	548,926,132	21,272,957

Paul L. Joskow	548,318,739	21,880,351

Kenneth R. Leibler	549,128,017	21,071,073

Robert E. Patterson	548,989,554	21,209,535

George Putnam, III	548,805,405	21,393,685

Robert L. Reynolds	549,170,754	21,028,335

W. Thomas Stephens	548,523,544	21,675,546

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes for	Votes against	Abstentions	Broker non-votes

2,852,502	126,661	271,289	—

A proposal to adopt an Amended and Restated Declaration of Trust was approved, with all funds of the Trust voting together as a single class, as follows:

Votes for	Votes against	Abstentions	Broker non-votes

507,595,281	19,452,349	43,151,459	—

All tabulations are rounded to the nearest whole number.

22 Putnam VT Research Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Charles B. Curtis Born 1940 Trustee since 2001	Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Putnam VT Research Fund 23

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and
Vice President and Chief Legal Officer	Since 2007	Putnam Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and	Putnam Management	Vice President, Director of Proxy Voting and
Putnam Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
Robert R. Leveille (Born 1969)	Vice President and Assistant Treasurer	Since 2000
Vice President and Chief Compliance Officer	Since 2007
Since 2007	Director of Accounting & Control
Chief Compliance Officer,	Services, Putnam Investments and
Putnam Investments, Putnam Management,	Putnam Management
and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

24 Putnam VT Research Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Katinka Domotorffy
London, England SW1A 1LD	State Street Bank and Trust Company	John A. Hill
Paul L. Joskow
Investment Sub-Advisor	Legal Counsel	Kenneth R. Leibler
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert E. Patterson
One Post Office Square		George Putnam, III
Boston, MA 02109	Independent Registered	Robert L. Reynolds
	Public Accounting Firm	W. Thomas Stephens
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Research Fund 25

This report has been prepared for the shareholders		H520
of Putnam VT Research Fund.	VTAN067 292441	2/15

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2014	$28,824	$ —	$4,460	$ —
December 31, 2013	$29,913	$ —	$2,716	$ —

For the fiscal years ended December 31, 2014 and December 31, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $566,525 and $152,716 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2014	$ —	$562,065	$ —	$ —

December 31, 2013	$ —	$150,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2015

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 27, 2015